UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 250

San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 369-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Retirement

As previously disclosed, on August 2, 2021, Brian G. Drazba, the Chief Financial Officer and Secretary of MEI Pharma, Inc. (the “Company”), and the Company entered into a Transition and Retirement Agreement with the Company (the “Retirement Agreement”). On December 21, 2021, Mr. Drazba and the Company mutually agreed to extend the term of Mr. Drazba’s employment to June 30, 2022 (or an earlier date), pursuant to a letter agreement dated December 21, 2021 that amended the Retirement Agreement (the December 2021 Letter Agreement”).

On June 30, 2022, Daniel P. Gold, the Chief Executive Officer, notified Mr. Drazba that his employment will continue beyond June 30, 2022. Mr. Drazba’s employment will continue in accordance with the terms of Mr. Drazba’s employment agreement dated February 1, 2017 (“Employment Agreement”), subject to adjustments in salary as approved by the Compensation Committee of the Board of Directors from time to time. On July 7, 2022, the Company and Mr. Drazba agreed to terminate the Retirement Agreement pursuant to a letter agreement (the “Retirement Agreement Termination Letter”).

The foregoing descriptions of the Retirement Agreement, the December 2021 Letter Agreement, the Employment Agreement and the Retirement Agreement Termination Letter are qualified in their entirety by reference to the full text of the Retirement Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K on August 5, 2021, the December 2021 Letter Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K on December 23, 2021, the Employment Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K on April 3, 2017, and the Retirement Agreement Termination Letter, which is filed as Exhibit 10.1 hereto and is incorporation herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement between Brian G. Drazba and MEI Pharma, Inc., dated as of July 7, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated: July 7, 2022